UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10485 NE 6th Street, Unit 3930 Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, the management and the Audit Committee of Digital Transformation Opportunities Corp. (the “Company”) concluded that in light of certain reclassification errors related to temporary equity and permanent equity made in the historical financial statements, it is appropriate to amend and restate the Company’s audited balance sheet as of March 12, 2021 filed in the Company’s Form 8-K filed on March 18, 2021, the Company’s previously issued unaudited condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and the Company’s previously issued unaudited condensed financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, respectively (collectively, the “Non-Reliance Financial Statements”).

Considering such restatements, the Non-Reliance Financial Statements should no longer be relied upon. The Company will include a restatement footnote in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 to reflect the corrections for the reclassification errors related to temporary equity and permanent equity with respect to the Non-Reliance Financial Statements. These restatements will result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness is described in more detail in the Third Quarter Form 10-Q.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP as the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2021

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name:	Kyle Francis
Title:	Chief Financial Officer